Filed pursuant to Rule 497(a)(1)
Registration No. 333-165585
Rule 482ad

ARES CAPITAL CORPORATION ANNOUNCES PUBLIC OFFERING

New York, NY—November 9, 2010—Ares Capital Corporation (Nasdaq: ARCC) announced that it plans to make a public offering of 10,000,000 shares of its common stock.  Ares Capital also plans to grant the underwriters an option to purchase up to an additional 1,500,000 shares of common stock to cover over-allotments, if any.  The offering price of the shares will depend upon market conditions at the time of pricing and will be determined by Ares Capital in consultation with the underwriters of the offering.  The offering of the shares will be made under Ares Capital’s shelf registration statement, which was filed with, and declared effective by, the Securities and Exchange Commission.

Ares Capital expects to use the net proceeds of this offering to repay certain outstanding indebtedness under its credit facilities and, to the extent not applied for such purposes, to repay certain outstanding indebtedness under a separate revolving securitized facility and for general corporate purposes, which may include funding investments in its investment backlog and pipeline that, as of November 3, 2010, were approximately $180 million and $310 million, respectively.  Please note that the consummation of any of the investments in this backlog and pipeline depends upon, among other things: satisfactory completion of Ares Capital’s due diligence investigation of the prospective portfolio company, Ares Capital’s acceptance of the terms and structure of any such investment and the execution and delivery of satisfactory transaction documentation.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Ares Capital before investing.  The preliminary prospectus supplement dated November 9, 2010 and the accompanying prospectus dated October 8, 2010, which have been filed with the Securities and Exchange Commission, contain this and other information about Ares Capital and should be read carefully before investing.

Wells Fargo Securities, BofA Merrill Lynch and SunTrust Robinson Humphrey are acting as joint bookrunners for this offering.  Deutsche Bank Securities Inc. and Morgan Stanley are acting as the co-lead managers and BB&T Capital Markets, a division of Scott & Stringfellow, LLC, BMO Capital Markets, Stifel Nicolaus Weisel and JMP Securities are acting as the co-managers for this offering.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed.  The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from Wells Fargo Securities, Attention: Equity Syndicate Department, 375 Park Avenue, New York, NY 10152, 800-326-5897 or e-mail cmclientsupport@wellsfargo.com, BofA Merrill Lynch, 4 World Financial Center, New York, NY 10080, Attention: Prospectus Department or e-mail dg.prospectus_requests@baml.com, SunTrust Robinson Humphrey, 3333 Peachtree Road, NE, Atlanta, GA 30326, Attention: Prospectus Department, 404-926-5744 or e-mail

prospectus@rhco.com, Deutsche Bank Securities Inc., 100 Plaza One, Jersey City, NJ 07311, Attention: Prospectus Department, 800-503-4611 or email prospectusrequest@list.db.com, Morgan Stanley, 180 Varick Street, 2nd Floor, New York, NY 10014, Attention Prospectus Department, 866-718-1649 or e-mail prospectus@morganstanley.com, BB&T Capital Markets, a division of Scott & Stringfellow, LLC, 901 E. Byrd Street, Suite 410, Richmond, VA 23219, Attention: Equity Syndicate Department, 804-780-3283, BMO Capital Markets Corp., 3 Times Square, New York, NY 10036, Attention: Equity Syndicate Department, 212-885-4039 or email bmoprospectus@bmo.com, Stifel Nicolaus Weisel, One South Street, 15th Floor, Baltimore, MD 21202, Attention: Equity Syndicate Department, 443-224-1988 or email SyndicateOps@stifel.com or JMP Securities LLC, 600 Montgumery Street, 10th Floor, San Francisco, CA 94111, Attention: Equity Syndicate Department, 415-835-3914.

ABOUT ARES CAPITAL CORPORATION

Ares Capital is a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940.  With offices in Atlanta, Chicago, Los Angeles, New York and Washington, D.C., Ares Capital is a specialty finance company that provides integrated debt and equity financing solutions to U.S. middle market companies.  Ares Capital invests primarily in first- and second-lien loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, Ares Capital also makes equity investments. Ares Capital is externally managed by Ares Capital Management LLC, an affiliate of Ares Management LLC, a global alternative asset manager and a Securities and Exchange Commission registered investment adviser. As of September 30, 2010, Ares Management LLC had approximately $37 billion of committed capital under management.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition.  These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties.  Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission.  Ares Capital undertakes no duty to update any forward-looking statements made herein.

CONTACT

Carl Drake
Ares Capital Corporation
404-814-5204